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REIT Update Call December 18, 2014 Exhibit 99.2

Safe Harbor / Participants in the Proxy Solicitation
Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation
Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the completion of the transaction, the expected benefits of the transaction, the expected financial attributes of the new Windstream and the REIT including the initial rent amount, the pro forma dividend and leverage ratio for each company, and the illustrative trading multiples and values for each company. Such statements are based on estimates, projections, beliefs, and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.
Factors that could cause actual results to differ materially from those contemplated in Windstream’s forward-looking statements include, among others: (i) risks related to the anticipated timing of the proposed separation, the expected tax treatment of the proposed transaction, the ability of each of Windstream (post-spin) and the new REIT to conduct and expand their respective businesses following the proposed spin off, the ability of Windstream to reduce its debt by the currently-anticipated amounts, and the diversion of management’s attention from regular business concerns; (ii) our ability to receive, or delays in obtaining, the regulatory approvals required to complete the spin off, and the risk that Windstream’s board of directors could abandon the spinoff or modify or change the terms of the spinoff at any time and for any reason until the spinoff is complete; and (iii) our ability to obtain stockholder approval of an amendment to our subsidiary’s certificate of incorporation that will facilitate the REIT spin off without incurring a large tax liability; (iv) those additional factors under "Risk Factors" in Item 1A of Part I of
Windstream’s Annual Report on Form 10-K for the year ended December 31, 2013, and in subsequent filings with the Securities and Exchange Commission at www.sec.gov.
Windstream and its directors and executive officers may be deemed to be participants in the solicitation of proxies from
Windstream’s stockholders with respect to the proposals for which stockholder approval is being sought in advance of the REIT spin off.  Information about Windstream’s directors and executive officers and their ownership of Windstream’s common stock is set forth in Windstream’s proxy statement on Schedule 14A filed with the SEC on March 25, 2014 and Windstream’s Annual Report
on Form 10-K for the year ended December 31, 2013.  Information regarding the identity of the potential participants, and any direct or indirect interests they have in the proposals, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposals.  Windstream’s stockholders are advised to read the proxy statement when it becomes available because it will contain important information.  The proxy statement will be mailed by
Windstream to its stockholders, and investors will also be able to access the proxy statement and other relevant documents for free once filed with the SEC at www.sec.gov.

Today’s Agenda

Agenda Leadership
Review of REIT spinoff
Discussion of updates to the transaction
Progress and timeline
Tony Thomas
President & CEO, Windstream
Previously CFO of Windstream;
most recently REIT CEO
Over 20 years experience in the
communications industry
Bob Gunderman
CFO, Windstream
Previously Windstream Treasurer
–
Interim CFO since Oct. 2014

REIT Spinoff from Windstream

Windstream
Today
CS&L
Windstream will spin off certain network assets
into an independent, publicly traded real estate
investment trust or REIT, named Communications
Sales & Leasing (“CS&L)
Windstream retains operational control of the
network assets via a long-term “triple net”
exclusive master lease agreement and will retain
sole responsibility for meeting its existing
regulatory obligations post transaction
Windstream will retain the day-to-day role of
providing advanced network communications
services to businesses and consumers
CS&L will become a new publicly traded real-
estate investment trust that invests in telecom
distribution system assets
Windstream
is separating the business into two independent, publicly traded companies through a tax-free spinoff of selected network assets
Long-Term
Exclusive
Lease
Agreement
Windstream

Improving the Transaction Structure to Maximize Value

Benefits of New Structure Updates to Structure
The revised structure improves Windstream’s credit profile, resulting in a financially stronger anchor tenant for CS&L
Debt reduction and flexibility:
Significantly improves WIN leverage
with:
–
Addl. $150M in debt reduction and
–
Future debt pay down using CS&L stock
of an estimated $850M to $1B,
depending on CS&L valuation
(1)
CS&L retains flexibility to grow and
return capital to shareholders
~20% retention provides WIN the
opportunity to benefit from optimal
CS&L value and enable both
companies to retain financial
flexibility
Ownership:
–
Windstream will distribute ~80% of
CS&L shares to WIN shareholders
–
Remaining ~20% of CS&L shares
used to retire WIN debt
opportunistically within 12 months
of close
–
WIN will vote its REIT shares in
accordance with the vote of the
publicly held shares
Debt for Debt Exchange:
–
Incremental $150M debt issued at
CS&L used for additional debt pay
down at Windstream
(1)  Assumes share price based on a OIBDA multiple of 12.5x– 13.9x at CS&L

Revised Transaction Structure Has Multiple Benefits

(1) Assumes a 1 for 1 exchange ratio
Strategic benefits remain unchanged:  Transaction improves Windstream’s financial position and accelerates network investments, creates 2 focused businesses and maximizes value for shareholders
Unchanged Unchanged
Unchanged Unchanged
Unchanged Unchanged
Slightly enhanced by ~$150M less leverage
Temporarily enhanced by benefit of REIT
dividends until disposition
Slightly lower AFFO due to ~$150M additional
leverage
Results in modest change to payout ratio
of less than 200 bps
Significantly enhanced due to future use of CS&L
equity stake to pay down debt
Depending on REIT valuation, could result in
lower net leverage of 0.6x - 0.7x compared
to previous structure
Slightly higher net leverage ratio of 0.2x
Unchanged at $.10 per share
Windstream benefits from temporarily
higher free cash flow from REIT dividends
until liquidation
Unchanged - at $.60 per share
(1)
Windstream shareholders receiving ~80%
of CSL shares
Lease Payment
Revenue
OIBDA
Free Cash
Flow / AFFO
Leverage
Dividend
Windstream
CS&L

Value creation excludes
19.9% of CS&L’s equity
value retained by New
Windstream
$   14.23   /   59.9%
Revised Transaction Structure Has Multiple Benefits
(cont’d)

Note:   For illustrative purposes only and not intended to predict future share prices of New Windstream or CS&L. Assumes 12/31/14 transaction date for illustrative and pro forma purposes.
CS&L’s indicative share price and dividend per share assumes a 1:1 exchange ratio. Assumes $650M lease payment from Windstream to CS&L and pay down of ~$3.4B of debt at
Windstream via the debt for debt exchange and cash payment. Assumes New WIN retains 19.9% interest in CS&L (~$1B in value). Excludes transfer of consumer CLEC business.
Current
Current
Triple-Net
REIT Comp
Average
(Dollars in Millions, Except per Share)
Current ILEC
Comp Average
FY15E Revenue
(1)
5,763 $                           5,763 $                                  650 $
FY15E Adjusted OIBDA
(1)
2,064 1,414 630
Assumed Adjusted OIBDA Multiple 6.8x 6.1x 13.9x
Indicative Enterprise Value 13,967 $                         8,625 $                                  8,757 $
(-) Net Debt (as of 12/31/14E)
(2)
(8,600) (5,250) (3,550)
(+) Temporary Retained Ownership in CS&L
(3)
--- 1,036 ---
Indicative Equity Value 5,367 $                           4,412 $                                  5,207 $
Shares Outstanding 603 603 603
Indicative Share Price 8.90 $                             7.32 $                                    8.64 $
Net Leverage 4.2x 3.7x 5.6x
Net Leverage Incl. Temporary Retained Ownership in CS&L --- 3.0x ---
Assuming a CS&L OIBDA Multiple of:
12.5x 13.9x
Windstream Retained Ownership in CS&L 861 $                                      1,036 $
Net Leverage Including CS&L Stake 3.1x 3.0x
Improvement from Base Case Net Leverage of 3.7x (0.6x) (0.7x)
New Structure Improves WIN Leverage and Provides Increased Financial Flexibility
12/31/14
Windstream
Windstream CS&L
Illustrative Combined
Value / % Change
CS&L Valuation Sensitivity and Resulting New Windstream Net Leverage
(1) FY15E Revenue and adjusted OIBDA equal to Wall St. consensus estimates.
(2) Excludes debt premium. FY14E debt estimated based on FCF and payout ratio guidance. Assumes Windstream incurs $200M in transaction expenses and financing fees at transaction closing.
(3) Assumes Windstream retains a 19.9% interest in CS&L.  The retained ownership amount excludes transaction fees for the future liquidation of the equity interest and any prepayment penalties associated with the debt pay down.

Growth-focused enterprise
telecom services provider
Separation Creates Two Focused Businesses

Enterprise service provider with
advanced capabilities
Differentiated business model focusing
on mid-size business market
Roadmap to sustainable growth with
73% of revenue in growth segments
Financial flexibility to invest in growth
initiatives
REIT
Geographically diverse, high-quality
assets
Ability to grow and diversify both
organically and through acquisition
Capital structure supports shareholder
dividends and financial flexibility to
grow
Sustainable and predictable free cash
flow
Windstream
Yield-oriented REIT focused on
growth and diversification
Strong and improving
balance sheet

Windstream Strategic Priorities

Strengthen
the core business
Invest
for profitable growth
Expand
capabilities
Upgrade and expand
network to provide best in
class user experience
Simplify systems
environment and improve
operational  processes to
gain efficiency and scale
Deliver exceptional
customer service
Success based fiber
expansion to enhance
revenue and expenses
Enhance broadband
capabilities and speeds
Transition to IP network
Offer new services
Partner with REIT to
expand opportunities
Strategic M&A
Driving revenue and OIBDA growth

Communications Sales & Leasing Strategy and Overview

Strategy
Invest in telecom distribution systems infrastructure, including fiber, copper, real estate, and other related fixed assets
Grow FFO per share by partnering with tenants on success-based network expansion opportunities, strategic acquisitions of telecom infrastructure and growing lease revenue via rate escalations
Return income to investors through regular dividend distributions
Operations
Anchor tenant: Windstream
Future customers: Other carriers and telecommunications services providers
Growth strategy: Success-based capital investments, M&A and lease escalations
Employees:  ~25
Ticker:                         CSAL
CEO &
Chairman
Skip Frantz, Chairman
CEO: Search underway
Financial
Considerations
Initial lease revenue: ~$650M
(1)
Expected pro forma net leverage:
Expected dividend: $.60 per share, assuming a 1 for 1 basis
(2)
The REIT will distribute at least 90% of its annual taxable income as dividends
(1) The REIT will also receive Windstream’s residential CLEC business.
(2) The exchange ratio is expected to be .2 shares of CS&L for each share of WIN owned, subject to finalization. With a .2 exchange ratio, the CS&L dividend is expected to be $2.40 /
share annually.
Well-positioned to grow funds from operations (FFO) per share
~.65x

Transaction Timeline

Received
Private
Letter
Ruling
from IRS
Already completed
Received
regulatory
approvals
from 8 out
of 9 states
Filed
preliminary
Form 10
with the SEC
Shareholder
vote for WIN
Corp charter
amendment to
facilitate the
REIT spin off
without large
tax liability
Confirm
management,
file definitive
Form 10, and
execute
financing
transactions
Finalize all
regulatory
approvals
Expect to close the REIT spinoff in the first half of 2015
Future events

Deleveraging: Additional cash flow generated from this structure will accelerate WIN debt pay down, strengthening the balance sheet
Positioning both WIN and CS&L for growth: Transaction better positions both companies to focus on growth through attractive expansion projects
Attractive dividend: CS&L’s strong and stable cash flow will support an attractive dividend
Strategic flexibility: New capital structures provide increased strategic flexibility, allowing each company to optimize priorities and opportunities
Transaction unlocks meaningful value for shareholders
Transaction Benefits
Summary

Appendix 13

Historical Valuation of REITs versus WIN Peers

Source: Factset.
Note: Triple Net REITs average EV / NTM EBITDA includes O, OHI, NNN, GLPI, EPR, LXP, MPW, NHI, SBRA, LTC and GTY.
Note: ILECs average EV / NTM EBITDA includes ALSK, HCOM, FRP, CNSL, CBB, WIN, FTR and CTL.
Note: Fiber average EV / NTM EBITDA includes CCOI, ZAYO and LVLT.
Triple Net REITs have historically traded at significant premiums to WIN and its peers
Average During Windstream ILECs Fiber Triple Net REITs
Current Multiple: 6.8x                              6.1x                              11.8x                            13.9x
Last 1 Year: 6.5x                              5.9x                              11.4x                            14.3x
Last 2 Years: 6.2x                              5.7x                              10.6x                            14.7x
Last 3 Years: 6.2x                              5.5x                              10.0x                            14.3x
Last 5 Years: 6.4x                              5.7x                              9.4x                              13.9x
ILECs
6.1x
Windstream
6.8x
Triple Net REITs
13.9x
Fiber
11.8x
4x
6x
8x
10x
12x
14x
16x
18x
12/17/09 12/17/10 12/17/11 12/17/12 12/17/13 12/17/14